UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2021

BIOSECURITY TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-224157	35-2606208
(State of Other Jurisdiction)	(Commission File Number)	(IRS Employer Identification Number)

3821 S 148th St Omaha, Nebraska 68144

(Address of principal executive offices, including zip code)

800-494-9604

(Registrant’s telephone number, including area code)

Copies to:

Peter Campitiello, Esq.

McCarter & English, LLP

Two Tower Center Boulevard

East Brunswick, New Jersey 08816

Tel: 732-867-9741

Fax: 732-392-1901

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Biosecurity Technology, Inc. (the “Company”) is filing this Amendment No. 1 to Current Report on Form 8-K (the “Amendment”) to amend its Current Report on Form 8-K (the “Form 8-K”), which was originally filed with the Securities and Exchange Commission on February 26, 2021.

This Amendment amends the Form 8-K to provide, as required by Item 9.01, the unaudited interim financial statements of Biosecurity Technology, LLC, a Wyoming limited liability company (“BST”) and the unaudited pro forma condensed consolidated financial information related to the acquisition of BST, by the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

Financial Statements of Biosecurity Technology, LLC, a Wyoming limited liability company, for the years ended December 31, 2020 and 2019

(b) Pro forma financial information.

Unaudited proforma financial statements of the Company and its subsidiaries

(d) Exhibits

Number	Description
99.1	Unaudited pro forma financial statements of the Biosecurity Technology, Inc. and its subsidiaries
99.2	Financial Statements of Biosecurity Technology, LLC, a Wyoming limited liability company, for the years ended December 31, 2020 and 2019

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2021	BIOSECURITY TECHNOLOGY, INC.

	By:	/s/ Dan Lynn
Name: Dan Lynn
Title: Chief Executive Officer

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